                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 10, 2001
                                                              ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)


 Laws of the United States                   33-99362                       51-0269396
 -------------------------                   --------                       ----------
(State or other jurisdiction of       (Commission File Number)     (IRS Employer Identification
incorporation or Organization)                                                Number)



201 North Walnut Street, Wilmington, Delaware                                    19801
----------------------------------------------------------------------------------------
(Address of principal executive offices)                                      (Zip Code)


                302/594-4117
----------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
----------------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

        First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

        Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of August 1 through August 31, 2001 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

              Original Principal  Original Principal         Pooling and
                  Amount              Amount            Servicing Supplement   Interest     Interest      Principal
   Series        (Class A)           (Class B)                  Date             Type       Payment        Payment
-------------------------------------------------------------------------------------------------------------------
1994-4             726,450,000         56,550,000       June 1, 1994           Floating       yes            yes
1994-6             750,000,000         58,380,000       July 30, 1994          Floating       yes            yes
1994-8             500,000,000         39,157,000       November 8, 1994       Floating        *             no
1995-2             660,000,000         51,700,000       March 1, 1995          Floating       yes            no
1996-2             600,000,000         54,300,000       June 4, 1996           Floating       yes            no
1996-4             500,000,000         45,180,000       August 6, 1996         Floating       yes            no
1996-6             862,650,000         78,000,000       December 13, 1996      Floating       yes            no
1996-8             400,000,000         36,200,000       December 11, 1996      Floating       yes            no
1997-1             750,000,000         67,770,000       February 4, 1997       Floating       yes            no
1997-2             500,000,000         45,180,000       May 8, 1997            Floating       yes            no
1997-3             500,000,000         45,180,000       June 10, 1997          Floating       yes            no
1997-4             500,000,000         45,180,000       June 10, 1997          Floating       yes            no
1997-5             650,000,000         58,735,000       August 7, 1997         Floating       yes            no
1997-6           1,300,000,000        117,470,000       September 9, 1997       Fixed         yes            no
1997-7             500,000,000         45,180,000       September 9, 1997      Floating       yes            no
1997-8             780,000,000         70,482,000       September 23, 1997     Floating       yes            no
1997-9             500,000,000         45,180,000       October 9, 1997        Floating       yes            no
1998-1             700,000,000         63,253,000       May 21, 1998           Floating       yes            no
1998-4             700,000,000         63,253,000       July 22, 1998          Floating       yes            no
1998-5             650,000,000         58,735,000       August 27, 1998        Floating       yes            no
1998-6             800,000,000         72,289,000       August 27, 1998        Floating       yes            no
1998-8             500,000,000         45,180,000       September 17, 1998     Floating       yes            no
1998-9             650,000,000         44,828,000       December 22, 1998       Fixed         yes            no
1999-1           1,000,000,000         90,361,000       February 24, 1999      Floating       yes            no
1999-2             500,000,000         45,180,000       February 24, 1999      Floating       yes            no
1999-3             700,000,000         54,167,000       May 4, 1999            Floating       yes            no
1999-4             500,000,000         38,691,000       May 26, 1999           Floating       yes            no
2001-1             750,000,000         58,036,000       January 30, 2001       Floating       yes            no
2001-2           1,250,000,000         96,727,000       March 19, 2001         Floating       yes            no
2001-3             630,000,000         48,750,000       March 29, 2001         Floating       yes            no
2001-4             600,000,000         46,428,000       May 16, 2001           Floating       yes            no
* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments
  On the February, May, August, and November Payment Dates

        The 1994-4 Certificates, 1994-6 Certificates, 1994-8 Certificates, 1995-2 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits

99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12,
99.13, 99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23,
99.24, 99.25, 99.26, 99.27, 99.28, 99.29, 99.30, 99.31, and 99.32 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01)    Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certficates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.31) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.32) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK, NATIONAL ASSOCIATION
                                        As Servicer



                                        By:  /s/ Tracie H. Klein
                                             ---------------------------------
                                             Name:  Tracie H. Klein
                                             Title: First Vice President



Date:  September 17, 2001
       ------------------